VOYA VARIABLE PORTFOLIOS, INC.

Voya Euro STOXX 50® Index Portfolio

Voya FTSE 100 Index® Portfolio

Voya Hang Seng Index Portfolio

Voya Japan TOPIX Index® Portfolio

(each a "Portfolio" and collectively the "Portfolios")

Supplement dated November 25, 2019

to the Portfolios' Adviser Class, Class I and Class S shares Prospectus, Summary

Prospectuses (each a "Prospectus" and collectively the "Prospectuses") and related Statement of Additional Information (the "SAI"), each dated May 1, 2019

On November 21, 2019, the Portfolios' Board of Directors (the "Board") ratified the closing of the Portfolios to new investment, effective September 12, 2019. The Board also approved the liquidation and dissolution of Class I shares for certain Portfolios.

Effective November 22, 2019, the Prospectuses and SAI for Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio and Voya Japan TOPIX Index® Portfolio were revised to delete all references to each Portfolio's Class I shares in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE